SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event

Reported): June 23, 2006

MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC. (as depositor under the Pooling and Servicing Agreement, relating to the MASTR Asset Securitization Trust 2006-2 Mortgage Pass-Through Certificates, Series 2006-2)

MASTR ASSET SECURITIZATION TRUST 2006-2
(Exact name of Issuing Entity as specified in its charter)

MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.
(Exact name of Depositor as specified in its charter)

UBS REAL ESTATE SECURITIES INC.
(Exact name of Sponsor as specified in its charter)
MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.
(Exact name of Registrant as specified in its charter)
Delaware	333-130373-02	06-1204982
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1285 Avenue of the Americas New York, New York 10019
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (212) 713-2000

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

This Current Report on Form 8-K/A is being filed to amend and supplement the Current Report on Form 8-K originally dated June 13, 2006, in connection with the issuance of MASTR Asset Securitization Trust 2006-2, Mortgage Pass-Through Certificates, Series 2006-2, in order to correct certain errors contained in Exhibit 99.1 to such Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(a)  Financial statements of businesses acquired:

Not applicable.

(b)  Pro forma financial information:

Not applicable.

(c)  Shell Company Transactions

Not applicable.

(d)  Exhibits:

Exhibit No.

Description

99.1

The Pooling and Servicing Agreement dated as of May 1, 2006, among Mortgage Asset Securitization Transactions, Inc., UBS Real Estate Securities Inc., Wells Fargo Bank, N.A., and U.S. Bank National Association.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MORTGAGE ASSET SECURITIZATION

TRANSACTIONS, INC.

By: /s/     Sameer Tikoo

Name:

Sameer Tikoo

Title:

Associate Director

By: /s/     Peter Slagowitz

Name:

Peter Slagowitz

Title:

Managing Director

Dated:  June 23, 2006

Exhibit Index

Exhibit

Page

99.1

The Pooling and Servicing Agreement dated as of May 1, 2006, among Mortgage Asset Securitization Transactions, Inc., UBS Real Estate Securities Inc., Wells Fargo Bank, N.A., and U.S. Bank National Association.

EXHIBIT 99.1